SUPPLEMENT DATED JANUARY 30, 2009

TO PROSPECTUSES DATED OCTOBER 20, 2008
FOR SUN LIFE FINANCIAL MASTERS ACCESS NY, SUN LIFE FINANCIAL MASTERS EXTRA NY,
SUN LIFE FINANCIAL MASTERS CHOICE NY, SUN LIFE FINANCIAL MASTERS FLEX NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement describes proposed changes to certain investment options offered under your Contract.  Please retain this supplement with your Prospectus for future reference.

On January 22, 2009, the Securities and Exchange Commission issued an order approving the substitution of shares of the SCSM Lord Abbett Growth & Income Fund for shares of the Lord Abbett Growth & Income Portfolio, the substitution of shares of the SCSM Goldman Sachs Mid Cap Value Fund for shares of the Lord Abbett Mid-Cap Value Portfolio, and the substitution of shares of the SCSM Goldman Sachs Short Duration Fund for shares of the PIMCO Low Duration Portfolio. We anticipate that the substitution will occur on or about February 20, 2009.

Prior to the substitution, you may make one transfer of your Contract Values invested in the Sub-Accounts investing in the Lord Abbett Growth & Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, and PIMCO Low Duration Portfolio into any of our available Sub-Accounts without charge and without it being subject to transfer limitations described in the prospectus.  If you elected to participate in the "Build Your Portfolio" Designated Fund under one of the Optional Living Benefit Riders listed below and you elect to transfer your Contract Value from the Sub-Accounts investing in these Fund options to a non-Designated Fund, your benefits under that Optional Living Benefit Rider will be cancelled.

●	Secured Returns
●	Secured Returns 2
●	Secured Returns for Life
●	Secured Returns for Life Plus
●	Retirement Income Escalator
●	Retirement Income Escalator II
●	Income ON Demand
●	Income ON Demand II
●	Income ON Demand II Escalator
●	Income ON Demand II Plus
●	Retirement Asset Protector

When the substitution occurs, the SCSM Lord Abbett Growth & Income Fund, SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund will replace the Lord Abbett Growth & Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, and PIMCO Low Duration Portfolio, respectively, as funds within the "Build Your Portfolio" Designated Fund for the Optional Living Benefits Riders listed above.

For a period of thirty days following the substitution, you may transfer your SCSM Lord Abbett Growth & Income Fund, SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund values into any of the other available fund Sub-Accounts without it being subject to the transfer limitations described in the prospectus.

If you have any questions about the proposed substitutions, please call our Service Center at (800) 752-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters (NY) 2/2009